UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

November 2, 2012

Date of Report (Date of earliest event reported)

___________________________________________________________

CADISTA HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

___________________________________________________________

State of Delaware	000-54421	31-1259887
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

207 Kiley Drive

Salisbury, MD 21801

(Address of principal executive offices) (Zip Code)

(410) 912-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Item 5.02 Departure of Directors or Principal Officers, Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On November 2, 2012, our Board adopted our Fiscal 2013 Bonus Plan.

Our Fiscal 2012 Bonus Plan provided our executive officers and management level employees, other than our Chief Executive Officer, with the opportunity to obtain, in addition to their base salary, an annual cash bonus that is dependent upon the Company achieving stated goals for the year ending March 31, 2013 (the “2013 Fiscal Year”). The Fiscal 2013 Bonus Plan provides that each of our eligible employees has a target bonus delineated as a percentage of base salary.

The target bonus is based on a number of performance criteria and each is assigned a weighting.  Each achievement level of a criterion is associated with a payout percentage as set forth in the following table:

Achievement Level	80-94.99%	95.00% to 99.99%	100.00% to 104.99%	105.00% to 109.99%	110.0% and over
Payout Percentage	25%	50%	100%	125%	150%

The maximum payout percentage is 150%.  As a result, the maximum payment to a participant under the Fiscal 2013 Bonus Plan is determined by multiplying the employee’s target percentage of Base Salary by 150%.

Depending on the achievement level of a criterion the criterion’s weighting from the table below is multiplied by the payout percentage associated with the achievement level for the criterion and the result is further multiplied by the bonus salary percentage and that result is further multiplied by salary to determine the dollar contribution to bonus of the criterion.  Summing up the dollar contributions of all the criteria gives the bonus amount.

 The weightings of the criteria for the Fiscal 2013 Bonus Plan are set forth below:

Category	Weighting
Revenue	20%
EBITDA (adjusted for plan)	50%
Individual Performance Factors*	30%

* Individual performance factor grades for eligible employees are expected to be distributed in a normal distribution.

No payout will be made under the plan if EBITDA is less than 80% of targeted EBITDA. EBITDA is calculated after factoring bonus payouts and after research and development expense and certain accounting adjustments. The individual performance factors will be based on the individual’s annual performance review and goals that may be or have been communicated to the individual. Individual performance factors are under review for Mr. Ward Barney, our Chief Operating Officer and Mr. Kamal Mandan, our Chief Financial Officer.

The Board reserved the right to modify the Fiscal 2013 Bonus Plan at any time prior to the end of the 2013 Fiscal Year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CADISTA HOLDINGS INC.

By:	/s/ Kamal Mandan
Kamal Mandan
Chief Financial Officer

Date: November 7, 2012